HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

HUSSMAN INVESTMENT TRUST
SUMMARY PROSPECTUS: NOVEMBER 1, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.hussmanfunds.com. You can also get this information at no cost by calling 1-800-HUSSMAN (1-800-487-7626) or by sending an email request to fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated November 1, 2026, are incorporated by reference into this Summary Prospectus.

What is the Fund’s Investment Objective?

HUSSMAN STRATEGIC TOTAL RETURN FUND (the “Fund”) seeks to achieve long-term total return from income and capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.04%(1)
Total Annual Fund Operating Expenses	0.80%(2)
Less: Fee and Expense Waivers	(0.01%)
Total Annual Fund Operating Expenses After Waivers	0.79%(3)

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund on investments in shares of money market mutual funds or exchange-traded funds.
(2)

Total Annual Fund Operating Expenses will differ from the Fund’s ratio of total expenses to average net assets as presented in the Fund’s Financial Highlights because the operating expenses of the Fund as presented in the Financial Highlights do not include Acquired Fund Fees and Expenses.

(3)

The investment adviser has contractually agreed that, until November 1, 2027, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 0.75% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment adviser the amount of advisory fees previously waived and Fund expenses previously absorbed or reimbursed by the investment adviser for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by the investment adviser; and (ii) the expense limitation in effect at the time the investment adviser seeks reimbursement. This agreement may not be terminated by the investment adviser without the approval of the Board of Trustees of the Trust. The investment adviser may agree to continue after November 1, 2027 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment adviser’s contractual agreement to waive its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$254	$443	$989

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 204% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

The Fund pursues its investment objective by investing its assets primarily in fixed-income securities, such as U.S. Treasury bonds, notes and bills, Treasury inflation-protected securities, U.S. Treasury Strips, U.S. Government agency securities, and investment grade corporate debt rated BBB or higher by S&P Global Ratings or Baa or higher by Moody’s Ratings, or having an equivalent rating from another independent rating organization. The Fund varies its allocations to these asset classes based on prevailing valuations and estimated expected returns in these markets as determined by Hussman Strategic Advisors, Inc., the Fund’s investment adviser. The Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, such as utility and other energy-related stocks, precious metals and mining stocks, shares of real estate investment trusts (“REITs”), shares of exchange traded funds (“ETFs”) and other similar instruments, such as foreign government bond ETFs. In addition, the Fund may use foreign currency ETFs to establish or modify the portfolio’s exposure to currencies other than the U.S. dollar. The Fund may make limited use of Treasury debt options and futures to manage its exposure to interest rate risk.

The Fund’s principal investment strategies emphasize strategic management of the average interest rate sensitivity (“duration”) of portfolio holdings, the Fund’s exposure to changes in the yield curve, and allocation among fixed-income alternatives and inflation hedges. The interest rate sensitivity (duration) of a bond is related to the average date that an investor receives payment of principal and interest. Under normal market conditions, the duration of the Fund’s portfolio is expected to range between 1 year and 15 years. In its most aggressive stance (a duration of 15 years), the Fund’s net asset value (“NAV”) could be expected to fluctuate by approximately 15% in response to a 1% (100 basis point) change in the general level of interest rates.

The investment adviser believes that return/risk characteristics in the fixed-income market differ significantly across varying market conditions. The two most important dimensions considered by the investment adviser are “valuation” and “market action.” In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment adviser evaluates economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different bond market performance in terms of return/risk. The specific profile of yield behavior (such as changes in the yield curve or credit spreads) is also an important factor. The investment adviser believes that foreign government debt and precious metals stocks are favored when “real” U.S. interest rates (nominal interest rates minus inflation) are declining relative to “real” foreign interest rates.

The investment adviser generally will increase the exposure of the Fund to interest rate risk in environments where the return expected to be derived from that risk is high, and generally will reduce exposure to interest rate risk when the return expected to be derived from that risk is unfavorable. The investment adviser will also purchase utility and other energy-related stocks, precious metals stocks, shares of REITs, foreign currency ETFs, and foreign government bond ETFs when market conditions are believed to favor such diversification. There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in stocks that are listed or trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $1 billion, although it may invest a portion of its assets in the stocks of companies having smaller market capitalizations.

Specific strategies for increasing interest rate exposure include the purchase of long-term bonds, and Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which exhibit magnified price movements in response to interest rate changes. The Fund will not invest more than 30% of its net assets in Treasury STRIPS.

The Fund may use foreign currency ETFs to establish or modify its investment exposure to foreign currencies.

The Fund uses derivatives either to obtain investment exposures consistent with its investment objective and policies, or to hedge its investment exposures. Specific strategies for reducing or “hedging” the Fund’s interest rate exposure include the purchase of short-term notes and bills, which exhibit limited price movements in response to interest rate changes. The Fund may also purchase put options and write call options on Treasury futures to hedge the interest rate risk of long-term bonds in its portfolio. In addition, the Fund may seek to hedge its exposure in a given investment sector by effecting short sales of ETFs, or by purchasing put options on indices or ETFs considered by the investment adviser to be correlated with securities held by the Fund. The total notional value of the Fund’s hedge positions in fixed-income securities (the dollar value of Treasury securities represented by put and call options held by the Fund) is not expected to exceed the total value of fixed-income securities held by the Fund having remaining maturities of 5 years or more. The total notional value of the Fund’s hedge positions in equities is not expected to exceed the total value of equities held by the Fund. So the most defensive position expected by the Fund will be a “fully hedged” position in which the entire value of equities and intermediate and long-term fixed-income securities held by the Fund is protected. However, the Fund may experience a loss even when the entire value of its portfolio is hedged if the securities held by the Fund do not exceed the returns of the securities and financial instruments used to hedge.

What are the Principal Risks of Investing in the Fund?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for long-term investors.

Risks of Fixed-Income Securities

General interest rate movements will affect the prices of the Fund’s fixed-income investments and thus, the Fund’s share price, on a daily basis. Significant declines are possible in both the prices of fixed-income securities generally and in the prices of the specific securities held by the Fund.

Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to change, such as central bank monetary policies, inflation rates, supply and demand, and general economic conditions. When interest rates rise, the value of the fixed-income securities held by the Fund is likely to decline. Such price declines will be proportionally greater when the Fund emphasizes securities with longer maturities, since they are more sensitive to changes in interest rates than fixed-income securities with shorter maturities. It is difficult to accurately predict the direction of interest rates.

The Fund could lose money if the issuer of a fixed-income security held by the Fund fails to make its scheduled payments of principal or interest, or if the credit rating of the issuer is downgraded. If a security’s rating is downgraded, the Fund is not required to sell the security. Corporate debt generally has the greatest degree of credit risk among the fixed-income securities in which the Fund may invest. When a debt security is rated below investment-grade (a so-called “junk” bond), it may be more difficult for the Fund to sell the security at a price approximating its market value, and there is greater risk of default in the payment of interest and principal.

Due to the long duration of U.S. Treasury STRIPS, these securities are highly sensitive to interest rate fluctuations. The Fund’s ownership of these securities in a period of rising interest rates could cause a greater decline in the value of the Fund’s share price than if the Fund held coupon-bearing securities of a similar maturity. In addition, even though U.S. Treasury STRIPS do not pay current income in cash, the Fund will be required to recognize interest income from these securities over the life of the investments and to distribute this income on a current basis, which may be taxable to shareholders.

Some fixed-income securities give the issuer the option to call, or redeem, those securities before their maturity dates. If an issuer calls a security during a period of declining interest rates, the Fund may not fully benefit from any increase in the value of the security, and may have to reinvest the proceeds in a security with a lower yield.

Portfolio Management Risks

The success of the Fund’s investment program depends largely on the investment adviser’s skill in assessing the potential returns of the Fund’s investments and use of hedging strategies and fixed-income alternatives that may not be employed by many other mutual funds. There is no assurance that these strategies will be successful. The use of strategies to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the Fund’s investment performance and may result in a high degree of portfolio turnover and higher transaction costs for the Fund. Also, because the Fund’s investment position at any given time will vary depending on the investment adviser’s assessment of the current conditions within the fixed-income securities market, the Fund’s share price and investment return may fluctuate or deviate more significantly from overall market returns than funds that do not employ similar strategies. For example, if the Fund has taken a defensive investment posture by shortening the average maturity of its portfolio and interest rates decline, the return to investors in the Fund will be lower than if the portfolio had maintained a longer average maturity. Alternatively, if the Fund has increased the average maturity of its portfolio, the Fund will experience a larger loss if there is an increase in interest rates.

Risks of Utility, Energy and Precious Metal Stocks and REITs

The Fund may invest in securities outside of the U.S. fixed-income market. These investments will generally include utility and other energy-related stocks, precious metals and mining stocks, and shares of REITs. Significant declines are possible both in the market in which these securities trade and in the prices of specific securities held by the Fund.

The values of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events or general economic conditions. The value of an individual stock may fluctuate due to factors that affect a particular industry or industries, or due to conditions that are not specifically related to the particular company, such as investor perceptions of the company, or its industry or real or perceived adverse market or political conditions. Local, regional or global events such as conflicts and war, acts of terrorism, political polarization, government defaults or shutdowns, natural or environmental disasters, the spread of infectious illness or other public health issues, inflation, recessions, tariffs, re-negotiated trade restrictions, or other retaliatory measures, or other events, could also have a significant adverse impact on the Fund and the value of its investments. General stock market movements will affect the values of the Fund’s investments in utility and other energy-related stocks, precious metals stocks, and shares of REITs, which may comprise a significant portion of the Fund’s investments, depending on market conditions.

Investments in utility companies are subject to risks associated with extensive government regulation, which may reduce a utility company’s return on invested capital and limit its ability to finance capital spending or pass increased costs on to consumers. Stocks of utilities may also be more sensitive to changes in interest rates than other types of equity investments.

Investments in energy-related companies are subject to the risks associated with fluctuations in energy prices, changes in supply and demand, the success of exploration and development projects, technological developments that may render existing products or services obsolete, and changes in government policies and regulations. The energy market has historically experienced periods of volatility and fluctuation that is often influenced by political developments or other factors that are beyond its control.

Investments in companies engaged in the precious metals industry, including gold mining companies, can be extremely volatile and may be directly or indirectly influenced by a variety of global, economic, financial, and political factors. The price of precious metals may fluctuate over short periods and is often not closely tied to general stock market movements. The price of precious metals may be affected by supply and demand, real or perceived inflationary trends, currency values, interest rates and monetary policies. Although precious metals investments have historically been used to hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical relationships will continue.

Investments in REITs are generally subject to the risks associated with real estate investments, including, declines in property values, adverse conditions in rental markets, adverse general and local economic conditions, limited availability of mortgage financing, overbuilding in a particular market, changes in interest rates, and environmental liabilities. Shares of REITs may be more sensitive to interest rate changes than other types of equity investments.

Hedging and Derivatives Risks

The Fund may use options and futures on U.S. Treasury securities and options on Treasury ETFs to manage its exposure to fluctuations in interest rates. The Fund may use options on ETFs or indices to manage its equity exposure in specific sectors. The Fund may also use foreign currency ETFs to establish or modify the portfolio’s exposure to foreign currencies. The techniques used by the investment adviser to hedge investment risk are intended to protect against capital depreciation in the portfolio, but such techniques involve certain risks and may adversely impact the Fund’s investment performance. For example, a hedge using Treasury derivatives might not actually correlate well to the price movements of the fixed-income securities held by the Fund. When call or put options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying the options are unchanged. When Treasury call options are written by the Fund, it is possible that the Fund may experience a reduction in gains in the event that interest rates decline. When the Fund uses foreign currency ETFs in order to establish or modify the portfolio’s exposure to foreign currencies, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency.

Monetary Policy and Political Risk

In response to the global financial crisis that began in 2008, and subsequent periods of economic and financial stress, the U.S. Government and the Federal Reserve Board implemented a variety of measures designed to support economic activity and financial market functioning, including maintaining historically low short-term interest rates and purchasing large quantities of U.S. Government securities (commonly referred to as quantitative easing). In response to rising inflation, the Federal Reserve subsequently increased interest rates and reduced the size of its balance sheet through the sale or runoff of U.S. Government securities (commonly referred to as quantitative tightening). The timing and extent of changes in monetary policy may be affected by economic and market conditions, including inflation, employment levels, and economic growth. There is a risk that future actions by the U.S. Government to stimulate economic growth, control inflation, or promote financial market stability, including increases or decreases in short-term interest rates, or changes in its holdings of U.S. Government securities, could result in increased market volatility, reduced liquidity and decreases in the value of the securities held by the Fund. In addition, concerns about the federal budget deficit, the growing level of U.S. Government debt, and the long-term sustainability of U.S. fiscal policy, along with political disputes involving government fundings and appropriations, taxation, and other fiscal policy matters, could adversely affect the financial markets and the value of the securities held by the Fund.

Foreign Investment Risk

The Fund may invest up to 30% of its net assets outside of the U.S. fixed-income market, which may include foreign government bond ETFs and foreign currency ETFs. Securities issued by foreign governments are subject to greater fluctuation in value and risks than securities of U.S. issuers traded in the U.S. markets. Political changes, changes in taxation, or currency controls could adversely affect the values of these investments. Foreign economies may also be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have occurred from time to time, both in developed and developing countries. The impact of political and diplomatic events within the global markets, such as the imposition of sanctions, counter sanctions and other retaliatory actions, may also adversely affect the foreign securities markets and the prices of securities held by the Fund. The risks associated with tensions and armed conflicts, including those in the Middle East and Asia-Pacific region, as well as strategic competition among major global economic powers, could affect the economies of many nations, including the U.S., in ways that cannot be foreseen.

In addition to investing in foreign government bond ETFs, the Fund may invest in utility stocks, energy stocks and precious metals stocks of foreign issuers. Securities of foreign issuers are generally denominated in the currency of a foreign country, and are subject to the risk that the currency will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, trade balances, intervention (or lack thereof) by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls or other political developments.

What has Been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and variability of its returns. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 years ended December 31, 2025 compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2026 is 1.99%.

During the periods shown in the bar chart, the highest return for a quarter was 8.88% during the quarter ended June 30, 2020 and the lowest return for a quarter was –6.24% during the quarter ended June 30, 2022.

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Ten Years
Return Before Taxes	20.93%	5.24%	5.93%
Return After Taxes on Distributions	19.58%	4.29%	5.31%
Return After Taxes on Distributions and Sale of Fund Shares	12.37%	3.64%	4.45%
BLOOMBERG U.S. AGGREGATE BOND INDEX (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%

Management of the Fund

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc. and has served as the portfolio manager of the Fund since its inception in September 2002.

Purchase and Sale of Fund Shares

Minimum Initial Investment – None

Minimum Subsequent Investment – None

The Fund reserves the right to establish minimum investment amounts or to liquidate an account whose balance remains below $500 for a period of 12 months or more.

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246), by telephone (1-800-HUSSMAN), through the Fund’s website (www.hussmanfunds.com), or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.